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                       AIM VARIABLE INSURANCE FUNDS, INC.

                         AIM V.I. GROWTH & INCOME FUND


                        Supplement dated March 17, 1999
                      to the Prospectus dated May 1, 1998,
                as supplemented July 1, 1998 and October 2, 1998

The following replaces the second, third and fourth sentences under the heading "INVESTMENT OBJECTIVE AND PROGRAM - INVESTMENT OBJECTIVE" on page 3 of the
Prospectus:

     "The Fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The Fund's portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The Fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income."